SUMMARY PROSPECTUS

August 31, 2015

as revised July 13, 2016

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

Class/Ticker        A WRAAX        I WRAIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.wilmingtonfunds.com. You can also get this information at no cost by calling 1.800.836.2211, by sending an email to funds@wilmingtontrust.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2015, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks to achieve long-term growth of capital through consistent returns from investments that have a low correlation to traditional asset classes.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	1.83%	1.83%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses
Dividend and Interest Expense on Short Positions	0.46%	0.46%
All Remaining Other Expenses	0.54%	0.54%
Acquired Fund Fees and Expenses	0.28%	0.28%
Total Annual Fund Operating Expenses	3.36%	3.11%
Fee Waivers and/or Expense Reimbursements(1)	(0.47)%	(0.47)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	2.89%	2.64%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses paid by the Fund's Class A and Class I Shares will not exceed 2.15% and 1.90%, respectively, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses. This waiver may be withdrawn after August 31, 2016, or with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be

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WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$826	$1,485	$2,166	$3,968
Class I
Expenses assuming redemption	$267	$916	$1,589	$3,388

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 434% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund’s Advisor seeks to achieve the Fund’s investment goal by allocating the Fund’s assets (in an arrangement known as a multi-manager structure) among a number of sub-advisors with experience in managing alternative or non-traditional investment strategies. The Advisor engages Wilmington Trust Investment Advisors, Inc. (“WTIA”) to assist in the identification and selection of sub-advisors and in the portfolio construction process.

The Advisor and WTIA may allocate and reallocate for investment management purposes varying portions of the portfolio among the Fund’s sub-advisors. When making these allocation decisions, WTIA considers, among other things, the current macroeconomic outlook, relative valuation levels and volatility in the equity, fixed income and commodities markets, market flows and market liquidity, and information relating to business cycles. The sub-advisors may use one or a combination of the following investment strategies:

•	Commodities: A commodities strategy seeks exposure to the performance of the commodities markets and/or exposure to a long/short strategy that is based on commodity trends.

•

Convertible Arbitrage: A convertible arbitrage strategy seeks to take advantage of pricing inefficiencies of the embedded option in a convertible bond. To implement a convertible arbitrage strategy, a sub-advisor may purchase a portfolio of convertible bonds, and hedge a portion of the equity risk, interest rate and credit risk of the bonds by selling the underlying common stock short.

•

Event-Driven: An event-driven strategy seeks to profit from potential mispricings of securities related to a specific corporate or market event, such as mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, and regulatory and legislative changes, as well as other types of corporate events.

•	Long-Only: A long-only strategy seeks to profit from investing in securities that are expected to appreciate in value.

•	Long/Short Equity: A long/short equity strategy typically seeks to profit from investing on both the long and short sides of the equity market.

•

Long/Short Credit, Fixed Income, and Distressed Debt: Long/short credit, fixed income, and distressed debt strategies typically focus primarily in debt securities of domestic and foreign (including emerging market) governments, government-related agencies, and companies of all maturities and credit qualities, including corporate bonds, bank loans and distressed debt, and mortgage-backed securities. Typical credit-related investment strategies involve a long/short or event-driven style similar to those described above in “Event-Driven” and “Long/Short Equity.”

•	Long/Short Foreign Currency: A long/short foreign currency strategy typically seeks to profit from investing in positions on both the long and short sides of major foreign currencies.

•

Market Neutral: A market neutral strategy seeks to keep exposure to overall market risk very low by combining long and short equity positions. To implement a market neutral strategy, a sub-advisor typically takes long positions in stocks that it believes are undervalued and takes short positions in stocks that it believes are overvalued.

•

Merger Arbitrage: A merger arbitrage strategy is a form of event-driven strategy. A sub-advisor implementing a merger arbitrage strategy typically invests simultaneously in long and short positions in both companies involved in a merger or acquisition. A sub-advisor typically purchases the stock of the acquired company and shorts the stock of the acquiring company.

•

Pairs Trading: A pairs trading strategy typically seeks to match a long position with a short position in two securities of the same sector. Certain securities, often competitors in the same sectors, are sometimes correlated in their day-to-day price movements. If the performance link breaks down, i.e. one stock trades up while the other trades down, a sub-advisor may sell the outperforming stock and buy the underperforming one, based on the assumption that the “spread” between the two would eventually converge.

The sub-advisors implement the various investment strategies by investing in a wide variety of securities and

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financial instruments available in both U.S. and non-U.S. markets. The sub-advisors may invest the Fund’s assets in the following securities and financial instruments: convertible securities; debt securities of any credit quality and maturity, including non-investment grade securities (“junk bonds”); derivatives, including commodity-linked derivatives, credit or equity-linked instruments, forward contracts, forward currency exchange contracts, futures, options, options on futures, structured notes and swap agreements; equity securities; exchange traded notes (“ETNs”); investment companies, including exchange traded funds (“ETFs”); master limited partnerships (“MLPs”); mortgage backed and asset backed securities; other pooled investment vehicles; preferred stock; and repurchase agreements. WFMC and WTIA may directly invest a portion of the Fund’s assets.

Each sub-advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate within the constraints of the Fund’s investment goal, strategies and restrictions. A sub-advisor may sell (or close a position in) a security when it determines that a particular security has reached a target price or target yield, or that the reasons for maintaining that position are no longer valid. The Fund may engage in active and frequent trading as part of its principal investment strategy.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance and increasing the amount of taxes that you pay).

•

Arbitrage Risk. The risk that securities purchased pursuant to an arbitrage strategy that intended to take advantage of the perceived relationship between the value of two securities may not perform as expected.

•

Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments and investment strategies, including equity securities and fixed income securities, may not anticipate market trends successfully. The Advisor’s allocation decisions may result in returns with a stronger-than-desired correlation to traditional asset classes. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•	Commodity-Linked Derivative Investment Risk. The value of a commodity-linked derivative investment typically is based on the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), commodity index, or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark. To the extent that the Fund invests in such derivative instruments, the Fund will be exposed economically to movements in commodity prices.

•

Commodity Tax Risk. The Fund’s ability to invest in certain instruments such as commodity-linked derivatives may be adversely affected by changes in legislation, regulations or other legally binding authority. Pursuant to the Internal Revenue Code, the Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities are not considered qualifying income for this purpose. Additionally, the Internal Revenue Service has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income. As a result, the Fund’s ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. Failure to comply with the restrictions in the Internal Revenue Code and any future legislation or guidance may cause the Fund to fail to qualify as a regulated investment company which may adversely impact a shareholder’s return. Alternatively, the Fund may forego those investments which could adversely affect the ability of the Fund to achieve its investment goal.

•

Convertible Securities Risk. Convertible securities are subject to the risks typically associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

•

Counterparty Risk. When the Fund invests in financial instruments that involve counterparties, the Fund is exposed to risks associated with the credit quality of the counterparty or the ability of the counterparty to pay the Fund. Such instruments can provide exposure to a particular group of securities, index or asset class without the Fund actually purchasing those securities or investments. The Fund’s use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

•	Credit Default Swap Risk. The Fund may enter into credit default swap agreements. A credit default swap

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agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit- related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund (and any underlying fund) invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•

Derivative Securities Risk. The risk that the Fund’s use of derivatives will cause losses (1) due to the unexpected effect of market movements on a derivative’s price; (2) because the derivatives do not perform as anticipated; (3) because the derivatives are not correlated with the performance of other investments which they are used to hedge; or (4) if the Fund is unable to liquidate a position because of an illiquid secondary market.

•

Derivatives Securities Tax Risk. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

•

Distressed Securities Risk. The Fund’s investment in distressed securities may involve a higher degree of credit risk, price volatility and liquidity risk. These instruments, which involve loans, loan participations, bonds, notes, and non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default or close to default. Valuing such instruments may be difficult and the Fund may lose all of its investment.

•

Exchange Traded Funds (“ETFs”) Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment goals, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Exchange Traded Notes (“ETNs”) Risk. The value of ETNs, which combine features of ETFs and bonds, depends on the performance of the index or other asset underlying the ETN and the creditworthiness of the ETN’s issuer. Unlike ETFs, ETNs are not structured as investment companies and, unlike bonds, they may have no periodic interest payments. ETNs are not secured by any collateral.

•	Event-Driven Trading Risk. Event-driven trading involves the risk that the special situation may not occur as anticipated, in which case the Fund may realize losses.

•

Foreign Investing Risk. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses.

•

Forward Currency Exchange Contract Risk. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit

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any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

•

Information Risk. When the quantitative analytical tools (“Tools”) and information and data (“Data”) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Tools and Data may not produce the desired results and the Fund may realize losses.

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income security. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by the Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•

Leverage Risk. The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Because such instruments are an integral part of the Fund’s investment strategy, the use of such instruments may expose the Fund to potentially dramatic losses or gains in the value of its portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

•

Liquidity Risk. The risk that certain securities or other instruments, such as derivatives, may be difficult or impossible for the Fund to sell or dispose of at the price at which the Fund has valued the security.

•

Master Limited Partnerships (“MLPs”) Risk. Investing in MLPs entails risks related to fluctuations in energy prices, decreases in the supply of, or demand for, energy commodities, decreases in demand for MLPs in rising interest rate environments, unique tax consequences due to the partnership structure and potentially limited liquidity.

•	Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

•

Multi-Manager Risk. The investment styles employed by sub-advisors may not be complementary. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Fund’s realization of capital gains.

•

Natural Resources Risk. Investments in companies that own or develop natural resources (e.g., exploring, mining, refining), or supply goods and services to such companies (e.g., drilling, processing, transporting, fabricating), expose the Fund to the greater volatility of the markets for these companies’ products, and to international economic, political and regulatory influences that frequently affect the operation of these companies.

•

Non-Investment Grade Securities (“Junk Bonds”) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade securities. These securities are generally higher yielding and higher-risk than investment grade fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.

•

Options and Futures Risk. When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position. The risks associated with futures include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

•

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty risk with respect to such derivatives contracts.

•	Preferred Stocks Risk. Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors.

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WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

In addition, in the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer.

•

Prepayment Risk. The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to the Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

•

Repurchase Agreements Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

•

Short Sale Risk. Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•

Structured Note Risk. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

•

Swap Agreement Risk. With respect to an uncleared swap (i.e., negotiated bilaterally and traded OTC between the two parties), the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Under certain market conditions, swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment goal. In the case of a cleared swap (i.e., transacted through a futures commission merchant (an “FCM”) and cleared through a clearinghouse that serves as a central counterparty (e.g., certain credit default swaps)), there is also a risk of loss by the Fund of the margin deposits posted with the FCM in the event of the FCM’s bankruptcy and whether the Fund has an open position in the swap contract.

•

Underlying Funds Risk. The investment performance of the Fund is affected by the investment performance of the underlying funds in which it invests. The ability of the Fund to achieve its investment goal depends on the ability of the underlying funds to meet their investment goals and on the decisions of WFMC, as investment advisor, regarding the allocation of the Fund’s assets among the underlying funds. There can be no assurance that the investment goal of the Fund or any underlying fund will be achieved. Through its investments in underlying funds, the Fund is subject to the risks of the underlying funds’ investments. Certain of the risks of the underlying funds’ investments are described above. In addition, both the Fund and the underlying funds in which it invests bear fees and expenses, so investment in the Fund may be subject to certain duplicate expenses. The Advisor is subject to certain conflicts of interest in choosing the underlying funds in which the Fund may invest.

•	Valuation Risk. The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year (to the extent applicable), with respect to its Class A Shares, and by showing how the Fund’s average annual total returns for 1 year and the life of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

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Annual Total Returns – Class A Shares

Best Quarter 3.63% 3/31/13
Worst Quarter (1.57)% 6/30/14

The Fund’s Class A Shares total return for the six-month period from January 1, 2015 to June 30, 2015 was 1.96%. The maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares, is not reflected in the best quarter/worst quarter returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average Annual Total Returns

(For the periods ended December 31, 2014)

	1 Year	5 Years	10 Years or Life of Fund
Class A Shares
Return Before Taxes	(5.15)%	—	1.62%	*
Return After Taxes on Distributions	(5.63)%	—	1.31%	*
Return After Taxes on Distributions and Sale of Fund Shares	(2.75)%	—	1.22%	*
Class I Shares
Return Before Taxes	0.56%	—	3.81%	*
HFRX Global Hedge Fund Index	(0.58)%	—	2.88%

*	Class A & I Shares Commenced operations on January 12, 2012.

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisors

Wilmington Trust Investment Advisors, Inc. (“WTIA”), Analytic Investors, LLC (“Analytic”), Highland Capital Healthcare Advisors, L.P. (“HCHA”), Highland Capital Management Fund Advisors, L.P. (“HCMFA”), Parametric Risk Advisors LLC (“Parametric RA”), P/E Global LLC (“PE Global”) and Shelton Capital Management (“Shelton”).

Portfolio Managers	Title	Service Date (with the Fund)
Joshua A. Savadove, CFA, CAIA	Vice President at WTIA	2012
Jordan Strauss, CFA	Vice President at WTIA	2015
Dennis Bein, CFA	Chief Investment Officer and Portfolio Manager at Analytic	2015
Harindra de Silva, Ph.D., CFA	President and Portfolio Manager at Analytic	2015
David Krider, CFA	Portfolio Manager at Analytic	2015
Michael Gregory	Portfolio Manager at HCHA	2015
Jonathan Lamensdorf, CFA	Portfolio Manager at HCMFA	2015
Ken Everding	Managing Director and Portfolio Manager at Parametric RA	2012
Jonathan Orseck	Managing Director and Portfolio Manager at Parametric RA	2012
Warren S. Naphtal	Chief Investment Officer at PE Global	2013
J. Richard Zecher, Ph.D.	Strategist and Risk Manager at PE Global	2013
David J. Harris	Portfolio Manager, Partner at Shelton	2012
Howard M. Needle	Managing Director at Shelton	2012

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

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WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

WT ALT 7.13.16

8	August 31, 2015, as revised July 13, 2016 / SUMMARY PROSPECTUS